UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):                    May 2, 2007
Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 W. Sam Houston Parkway N., Houston, Texas	77043

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 467-2221
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EX-99.1: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition

On May 2, 2007, Dresser-Rand Group Inc. (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2007. A copy of the press release is attached as Exhibit 99.1. All information in the press release is furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent registrant specifically incorporated it by reference.

Item 9.01	Financial Statements and Exhibits

	(d)	Exhibits
		99.1	Dresser-Rand Group Inc. Press Release dated May 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC (Registrant)
Date: May 3, 2007	By:	/s/ Randy D. Rinicella
Randy D. Rinicella
Vice President, General Counsel and Secretary

DRESSER-RAND GROUP INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release of Dresser-Rand Group Inc. dated May 2, 2007.